NEWS RELEASE

FOR IMMEDIATE RELEASE

CHEMICAL FINANCIAL CORPORATION AND TCF FINANCIAL CORPORATION TO HOLD SPECIAL MEETINGS OF SHAREHOLDERS
ON JUNE 7, 2019

DETROIT, Mich. & WAYZATA, Minn. (May 3, 2019) - Chemical Financial Corporation (Chemical) (NASDAQ: CHFC) and TCF Financial Corporation (TCF) (NYSE: TCF) today jointly announced that each company will hold its special meeting of shareholders on June 7, 2019, for the companies’ respective shareholders to consider and vote on the proposals related to the definitive merger agreement in which TCF and Chemical will combine in an all-stock merger of equals transaction.

The Chemical shareholder meeting will be held at 10:00 a.m. ET at Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan 48084. The board of directors of Chemical set May 1, 2019 as the record date for its special meeting.

The TCF shareholder meeting will be held at 9:00 a.m. CT at the TCF Minnetonka office, 11100 Wayzata Boulevard, Minnetonka, Minnesota 55305. The board of directors of TCF set April 30, 2019 as the record date for its special meeting.

About Chemical Financial Corporation
Chemical Financial Corporation is the largest banking company headquartered and operating branches in Michigan. Chemical operates through its subsidiary bank, Chemical Bank, with 212 banking offices located primarily in Michigan, northeast Ohio and northern Indiana. As of March 31, 2019, Chemical had total consolidated assets of $21.8 billion. Chemical Financial Corporation’s common stock trades on The NASDAQ Stock Market under the symbol CHFC and is one of the issuers comprising The NASDAQ Global Select Market and the S&P MidCap 400 Index. More information about Chemical Financial Corporation is available by visiting the “Investor Information” section of its website at www.chemicalbank.com.

About TCF Financial Corporation
TCF is a Wayzata, Minnesota-based national bank holding company. As of March 31, 2019, TCF had $24.4 billion in total assets and 312 bank branches in Illinois, Minnesota, Michigan, Colorado, Wisconsin, Arizona and South Dakota providing retail and commercial banking services. TCF, through its subsidiaries, also conducts commercial leasing and equipment finance business in all 50 states and commercial inventory finance business in all 50 states and Canada. For more information about TCF, please visit http://ir.tcfbank.com.

Important Additional Information and Where to Find It
This communication is being made in respect of the proposed merger transaction between Chemical and TCF. In connection with the proposed merger, Chemical has filed a registration statement on Form S-4, including amendments thereto, with the SEC containing a Prospectus for Chemical and a Joint Proxy Statement to be used by Chemical and TCF to solicit the required approvals of their respective shareholders as well as other relevant documents regarding the proposed transaction. The registration statement was declared effective by the SEC on May 2, 2019. The definitive Joint Proxy Statement/Prospectus will also be sent to Chemical and TCF shareholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE MERGER ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Chemical and TCF, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Chemical by accessing Chemical’s website at http://www.chemicalbank.com (which website is not incorporated herein by reference) or from TCF by accessing TCF’s website at http://www.tcfbank.com (which website is not incorporated herein by reference). Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Chemical’s Investor Relations at Investor Relations, Chemical Financial Corporation, 333 W. Fort Street, Suite 1800, Detroit, MI 48226, by calling (800) 867-9757 or by sending an e-mail to investorinformation@chemicalbank.com, or to TCF’s Investor Relations at Investor Relations, TCF Financial Corporation, 200 Lake Street East, EXO-02C, Wayzata, MN 55391, by calling (952) 745-2760 or by sending an e-mail to investor@tcfbank.com.

Participants in Solicitation
Chemical and TCF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Chemical and TCF shareholders in respect of the transaction described in the Joint Proxy Statement/Prospectus. Information regarding Chemical’s directors and executive officers is contained in Chemical’s Annual Report on Form 10-K for the year ended December 31, 2018, its Proxy Statement on Schedule 14A, dated March 28, 2019, and certain of its Current Reports on Form 8-K, which are filed with the SEC.

Information regarding TCF’s directors and executive officers is contained in TCF’s Annual Report on Form 10-K for the year ended December 31, 2018, its Proxy Statement on Schedule 14A, dated March 15, 2019, and certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements
Statements included in this press release, which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “may,” “anticipate,” “plan,” “expect,” “should,” and “could” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:

•
the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

•	the outcome of any legal proceedings that may be instituted against Chemical or TCF; and

•	other factors that may impact the intended timing of the proposed shareholder meetings.

Additional factors that could cause results to differ materially from those described above can be found in the risk factors described in Item 1A of each of Chemical’s and TCF’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2018. Chemical and TCF disclaim any obligation to update or revise any forward-looking statements contained in this report, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Chemical Financial Corporation
Investor Relations: Dennis Klaeser, (248) 498-2848, investorinformation@ChemicalBank.com
Media: Tom Wennerberg, (248) 498-2872, Tom.Wennerberg@ChemicalBank.com

TCF Financial Corporation
Investor Relations: Timothy Sedabres, (952) 745-2766, investor@tcfbank.com
Media: Mark Goldman, (952) 475-7050, news@tcfbank.com

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